American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Small Cap Value Fund
Supplement dated April 24, 2020 ■ Summary Prospectus and Prospectus dated August 1, 2019

The following replaces the Portfolio Managers section on page 5 of the summary prospectus and prospectus.
Portfolio Managers
Jeff John, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.
Ryan Cope, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2012.

The following replaces The Fund Management Team section on page 9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Jeff John
Mr. John, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 2008 as an analyst. He became a portfolio manager in 2012. He has a bachelor of science degree in business from the University of Colorado in Boulder and an MBA in finance and accounting from Vanderbilt University, Owen Graduate School of Management. He is a CFA charterholder.
Ryan Cope
Mr. Cope, Portfolio Manager, has been a member of the team that manages the fund since 2012. He joined American Century in 2009, became a portfolio research analyst in 2010 and an investment analyst in 2012. He became a portfolio manager in April 2020. Mr. Cope has a bachelor’s degree in business administration from Truman State University and an MBA from Kansas State University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-96198 2004